Certification Pursuant to Section 302 of the Sarbanes-Oxley Act

I, Terrence K.H. Lee, certify that:

1.   I have  reviewed  this report on Form N-CSR of First  Pacific  Mutual Fund,
     Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

          (a) Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b)  [Omitted]


          (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation;


          (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report information; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:_November 24, 2003_________         _/s/ Terrence K.H. Lee_________________
      -----------------                      ---------------------
                                                              Terrence K.H. Lee
                                                              President and CEO

                                  CERTIFICATION

I, Charlotte A. Meyer, certify that:

1.   I have  reviewed  this report on Form N-CSR of First  Pacific  Mutual Fund,
     Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:


     (a) Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b)  [Omitted]


     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation;

     (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report information; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:_November 24, 2003_________            _/s/ Charlotte A. Meyer_____________
      -----------------                      ----------------------
                                                              Charlotte A. Meyer
                                                              Treasurer





         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Terrence K.H. Lee, President and Chief Executive Officer of First Pacific Mutual Fund, Inc. (the "Registrant"), certify to the best of my knowledge that:

     1. The Registrant's period report on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date  November 24, 2003_____                /s/ Terrence K.H. Lee_______________
      ----------------------                ------------------------------------
                                            Terrence K.H. Lee, President and CEO
                                                   (principal executive officer)



This certification is being furnished to the commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.


         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Charlotte A. Meyer, Treasurer of First Pacific Mutual Fund, Inc. (the "Registrant"), certify to the best of my knowledge that:

     1. The Registrant's period report on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date  November 24, 2003_____               /s/ Charlotte A. Meyer_______________
      ----------------------               -------------------------------------
                                                     Treasurer
                                                   (principal financial officer)



This certification is being furnished to the commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.